UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Advantaged Social Impact Fund, Inc.
(Exact name of registrant as specified in charter)

5100 W. 115th Place, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Jeff Kruske
5100 W. 115th Place, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Report to Stockholders.

(a) The Report to Shareholders is attached herewith.

2021 Semi-Annual Report
March 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Advantaged Social Impact Fund, Inc.
2021 Semi-Annual Report

Table of Contents

Letter to Investors	3

Expense Example	6

Financial Statements	7

Notes to Financial Statements	16

Additional Information	22

Investments by asset type as of 3/31/2021		Sector allocation as of 3/31/2021
	Percentage		Percentage
◼ Charter Schools	32%	◼ Long-Term Municipal Bonds	70%
◼ Senior Living	32%	◼ Mortgage Backed Securities	20%
◼ Other	10%	◼ Short-Term Municipal Bonds	8%
◼ Housing	7%	◼ Corporate Notes	2%
◼ Waste Transition	6%
◼ Hospitals	6%
◼ Cash	3%
◼ Private Schools	2%
◼ Early Childhood Education	2%

(unaudited)

2	Ecofin

2021 Semi-Annual Report | March 31, 2021

Dear investor,

Thank you for your investment in the Ecofin Tax-Advantaged Social Impact Fund. We are excited to share how the investments are making an impact in communities across the country along with an update on the fund and our outlook for the underlying sectors.

Fund Update

The fund returned -0.47% for the period from September 30, 2020 through March 31, 2021. Income remains the core component of return generation, with the income stream producing a return of 2.01% over the period. Income return offset price declines of 2.48% over the same period, to produce the total returns mentioned above. We believe that the fund’s focus on essential assets will continue to provide a source of downside protection while generating an income stream above that of traditional bond market sectors.

The fund ended the period with a yield to worst1 of 6.1% and an effective duration of 1.3 years. The distribution rate2 as of March 31, 2021 was 3.74%. During the period, the social impact platform funded $30.2 million in direct originations, bringing the total to $486 million since inception.

Market Update

Interest rates took center stage as yields surged in a manner reminiscent of the 2013 taper tantrum. The Federal Reserve has firmly maintained an accommodative posture with a message that points to an unchanged target fed funds rate and continued bond purchases for the foreseeable future. Meanwhile, longer term interest rates aggressively priced in growth from a reopening economy and the corresponding reflationary effects.

Bond markets performed very well in 2020 due to aggressive actions from the Federal Reserve, however, with the sharp move in rates, most fixed income sectors posted negative returns during the second half of the fiscal period; duration served as a headwind. During the last three months of the period, high yield markets outperformed the broader fixed income landscape, however, as the improving economic outlook drove spreads tighter on lower rated debt. With spreads sitting well below long term averages and yields still at historically low levels, we maintain the view that bond markets are poised to offer sub-par returns for the remainder of 2021 and beyond. In such an environment, shorter duration profiles are typically better insulated from interest rate risk.

Market Outlook

Education

2020 was another record year for the charter school bond market with 152 offerings that totaled $4.2 billion of new issuance. This momentum seems to have also carried over into 2021. The issuance of another roughly $542 million through the first quarter would seem to imply the market is on track for another $4 billion+ of new issuance for the year based on historical data. While attempts to return to full-time in-person instruction remain controversial in some parts of the country, parental demand for safe, high-quality school facilities has only increased. Across the nation, we’ve seen no reduction to state and local funding for K-12 public schools during the current school year and, due to the massive infusion of federal stimulus money, most school districts plan to increase budgets for the 2021-2022 school year.

As access to COVID-19 vaccines continued to roll out through the country, we started to see more and more schools actively return students to in-person learning environments. Along those same lines, we also saw many school districts across the country announcing their intention to eliminate the full-time virtual learning option for fall 2021. This again underscores not only the continued importance of the vaccine rollout, but also the recognition by both families and school districts of the urgent need to get students back into the classroom learning environment.

We also started to see where the focus would start for Miguel Cardona as the United States Secretary of Education. As he and his staff hit the ground running at the beginning of the year, the immediate focus was placed on issues surrounding COVID-19 (school re-openings/vaccines) and higher education (student loan deferments). That said, we do expect the Department of Education to reevaluate whether or not to continue its support for a number of federal grant programs that support charter school growth. Regardless of the outcome, state and local funding will continue to make up the vast preponderance of school revenues; as such, we believe any changes in federal policy will have little or no impact on the charter school bond market.

The 2020-2021 school year has continued to face unprecedented challenges. However, the opportunity for investments in new or upgraded school facilities has only continued to increase throughout the year. Ecofin is seen as one of the go-to solutions for schools looking for reliable financing, and we believe our ability to find the right partners while seeking to provide strong performance for our investors will continue to improve during the year.

Senior Living

Turning the corner. That’s the consensus among many of our senior living operating partners. In the past few weeks most have recently declared a “bottom” in COVID-19 related occupancy deterioration which has been brought to bear by lead generation, in-person tours, indoor visitation, communal dining and programming all returning to pre-COVID levels. Some of the nation’s largest senior living owners have seen three or more weeks of consecutive occupancy increases to start the busy spring move-in season. While our senior living communities remain vigilant, it’s become clear that vaccinations of residents and staff have allowed the sector to return to operational “normal” more than a year after the pandemic began.

Just as operations have picked up, assisted living construction starts have continued to slow. Nationally, the percentage of units under construction as a percentage of inventory sits at 5.4% at the end of the March 2021. In December 2019, pre-COVID, that figure was 7.3% which was down from an all-time high of 10% in late 2017. Clearly this trend suggests less supply pressure in the months ahead. Additionally, many of our development partners view this as the time to capitalize on the “first mover’s advantage” given over 70% of last year’s projects where put on hold, driving a flurry of capital markets activity to start the year.

(unaudited)

Ecofin	3

Ecofin Tax-Advantaged Social Impact Fund, Inc.

The industry has weathered the pandemic better than expected, thanks in large part to Federal stimulus dollars through the payroll protection program (“PPP”) and to the Department of Health and Human Services’ Provider Relief Fund, which provided 2% of annual revenue along with a payment to account for revenue loss and expenses attributable to the pandemic in late 2020.

Statistically, through March 31, 2021, nationwide occupancy for independent living and assisted living was 81.8% and 75.5%, respectively. Since the pandemic began, occupancy has decreased 7.9% for independent living and 9.7% for assisted living. It’s worth noting, primary markets have seen a higher rate of decline than the secondary markets that we typically invest in. Moreover, many senior living communities experienced a particularly tough 2020 holiday season before vaccinations were made available to our communities. As mentioned above, many of our senior living operators feel like the 2020 holidays were the lowest point operationally, and the industry is poised to recover. Clearly it will not happen overnight, but we are optimistic that the senior living community is ready to rebound to pre-COVID occupancy levels in the near future.

Waste Transition

The waste transition segment of the sustainability market continued its strong growth, while also receiving support from governmental entities attempting to encourage, and in some cases, mandate more timely compliance with climate-action goals.

In terms of clean fuels that aid in the decarbonization of the transportation sector, the growth in new projects producing renewable natural gas and renewable diesel has been positively impacted by fuel credits under governmental programs — Renewable Identification Number, or RIN, credits available under the federal Renewable Fuels Standards program and Low- Carbon Fuel Standard, or LCFS, credits from the states of California and Oregon. Recently, there were three positive developments in terms of these renewable fuel credits:

First, the State of Washington’s legislature passed a Clean Fuel Standard bill. The legislation was originated by the Governor, who is expected to pass the approved legislation into law. The bill requires implementation of Clean Fuel Standards by 2023, which is expected to reduce the greenhouse gas emissions per unit of transportation fuel energy to 10% below 2017 levels by 2028, and 20% below 2017 levels by 2035. The law will enable producers to provide credit generating renewable fuel-from-waste into all three western states — California, Oregon and Washington.

Second, the Biden Administration indicated they will not support small refiners seeking waivers from their obligations under the Renewable Fuels Standards program. When granted, these Small Refinery Exemptions, or SREs, cause reduced demand for RIN credits and therefore lower RIN pricing. Without SREs, the demand for RIN credits is expected to remain strong, which supports RIN pricing and growth in new projects that produce renewable natural gas. As a result, D3 RINs, which are generated from the production of renewable natural gas from cellulosic waste, are trading near all-time highs.

Third, after the Trump Administration did not provide Renewable Volume Obligation, or RVO, figures related to RINs for 2021, the Biden Administration has indicated that it will likely provide RVOs for both 2021 and 2022 simultaneously. The longer-term RVO visibility is expected to provide a more firm-foundation for RIN pricing in the near term.

Finally, legislation related to plastics recycling is advancing in California and the US House and Senate. The California bills, if passed into law, would aim to reduce single-use plastics, reduce plastics packaging waste, increase recycling requirements, and phase-in requirements for recycled content. The federal bills would introduce Extended Producer Responsibility, placing significant obligations on sellers of products containing plastics. Those obligations include requiring those companies to ensure their products are recyclable, requiring them to develop recycling programs, and requiring them to achieve minimum recycled-content requirements. These types of bills are expected to provide further support for waste reduction and recycling initiatives.

Conclusion

As anticipated, the rebound from COVID-19 in the sectors of education and healthcare has already begun, and we continue to feel optimistic about these sectors in the years ahead. Schools continue to progress toward normalcy as we move past the pandemic and families get their wish of having children physically back in a classroom setting. The looming lack of supply of senior living has only been exacerbated by the past year’s halt to construction as the broader population continues to age without the same number of units being built to keep pace. Occupancy rates are already beginning to recover and should show positive absorption in the years ahead. Lastly, the race to reduce global emissions, combined with effective policy, technology and demand, has created an opportunity to invest in a waste transition focus within sustainable project finance. With all of these tailwinds behind us, we feel that our team is poised to take full advantage in the months and years to come.

Sincerely,

The Ecofin Social Impact Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

Senior living sources: NIC, Senior Housing News

1

Yield to worst is the average rate of return of the portfolio at current market prices, adjusting for optionality. Does not reflect the deduction of management fees and other fund expenses up to the expense cap. If management fees and expenses had been included, returns would be reduced.

2

Distribution rate is not performance and is calculated by annualizing the distribution per share for the preceding 3-month period and dividing it by the net asset value as of the reported date. This calculation does not include any non-income items such as loan proceeds, borrowings or return of capital.

(unaudited)

4	Ecofin

2021 Semi-Annual Report | March 31, 2021

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Ecofin	5

Ecofin Tax-Advantaged Social Impact Fund, Inc

Expense Example

As a shareholder of the Ecofin Tax-Advantaged Social Impact Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending
	Account	Account		Expenses
	Value	Value		Paid
	October 1,	March 31,	Expense	During
	2020	2021	Ratio (a)	Period (b)
Actual(b)	$1,000.00	$995.30	1.51%	$7.51
Hypothetical
(5% return	$1,000.00	$1,017.40	1.51%	$7.59
before expenses)

(a)	Annualized, based on the Fund’s most recent fiscal period expenses.
(b)	Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182), then divided by 365.

(unaudited)

6	Ecofin

2021 Semi-Annual Report | March 31, 2021

Schedule of Investments (unaudited)
March 31, 2021

	Principal	Fair
	Amount	Value
Corporate Notes — 2.0%(1)
MBS SPV I LLC
6.00%, 3/01/2026	$4,000,000	$4,000,000
Champ. Davie H.S.(4)
0.00%, 8/01/2022	500,000	500,000
Total Corporate Notes
(Cost $4,500,000)		4,500,000

Mortgage Backed Securities — 21.2%(1)
Arbor Rlty Com NT 2021-FL1
1.630%, 12/17/2035(2)(8)	2,000,000	1,991,507
BABS 2021-RM1 A
1.400%, 10/25/2063(2)	2,000,000	1,906,797
BPCRE 2021-FL1 AS
1.256%, 2/15/2037(2)(8)	2,250,000	2,259,133
BX Commercial Mortgage Trust 2020-FOX
1.456%, 11/15/2032(2)(8)	1,000,000	1,003,060
BXMT 2020-FL2 A
1.008%, 2/16/2037(2)(8)	2,500,000	2,494,922
Credit Suisse Commercial Mortgage Securities Corp 2019-SLKZ
1.356%, 1/17/2034(2)	360,000	361,217
Credit Suisse Commercial Mortgage Securities Corp 2019-SLKZ
3.706%, 1/17/2034(2)	2,800,000	2,752,008
FREMF 2017-KF31 Mortgage Trust
3.019%, 4/25/2024(2)	1,679,833	1,670,787
FREMF 2017-KF29 Mortgage Trust
3.669%, 2/25/2024(2)	1,652,218	1,655,316
FREMF 2020-KF74 Mortgage Trust
2.269%, 1/25/2027(2)	3,191,697	3,092,611
FREMF 2020-KI05 Mortgage Trust
2.419%, 7/25/2024(2)	1,299,452	1,301,828
Harley Marine Financing LLC
5.682%, 5/15/2043(2)	1,818,945	1,696,144
JP Morgan Chase Commercial Trust 2021-1440 A
1.406%, 3/17/2036(2)(8)	2,500,000	2,503,390
JP Morgan Wealth Management 2020-ATR1 A-4
3.000%, 2/25/2050(2)(8)	785,659	796,600
LoanCore 2021-CRE4 Issuer Ltd
1.360%, 7/15/2035(2)(8)	2,000,000	2,005,015
MF1 2021-FL5 B
1.558%, 7/15/2036(2)	2,000,000	2,006,736
Oceanview Mortgage Loan Trust 2020-SBC1 A1-B
2.500%, 9/28/2055(2)(8)	1,256,354	1,265,907
TGIF Funding LLC 2017-1A
6.202%, 4/30/2047(2)	1,850,000	1,557,390
VCAT 2020-NPL1 LLC
3.671%, 8/25/2050(2)	1,055,204	1,066,748
Velocity Comm Capital Trust 2020-1
2.610%, 2/25/2050(2)(8)	4,001,478	4,051,726
Vivint Solar Fin 2020-7 LLC
2.210%, 7/30/2051(2)	1,950,648	1,926,520
Vivint Solar Fin 2020-7 LLC
3.220%, 7/30/2051(2)	977,896	964,502
XCALI 2020-2 Mortgage Trust
4.050%, 2/15/2023(2)	2,000,000	2,009,646
Monticello FDG BTH-33
4.400%, 09/06/2022(2)	5,000,000	5,055,319
Xcal 2019-IL-1 Mortgage Trust A
4.400%, 11/6/2021(2)(3)	2,000,000	2,014,526
Total Mortgage Backed Securities
(Cost $49,481,150)		49,409,355

Municipal Bonds — 74.3%(1)
Arizona — 20.4%(1)
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	21,613,864
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	3,088,841
Arizona Industrial Development Authority
(Obligor: Windsong Senior Living)
12.000%, 12/01/2023(2)	5,480,000	5,453,586
La Paz County Industrial Development Authority
(Obligor: Pioneer Academy)
3.746%, 1/1/2026(3)(6)	19,435,000	17,345,737
		47,502,028
California — 0.4%(1)
El Monte Calif Public Financing Authority
3.850%, 6/01/2038(3)	895,000	865,116
Colorado — 2.1%(1)
Colorado Educational & Cultural Facilities Authority
(Obligor: Ability Connection Colorado)
7.500%, 12/15/2030	5,350,000	4,953,190

See accompanying Notes to Financial Statements.

Ecofin	7

Schedule of Investments (unaudited) (continued)
March 31, 2021

	Principal	Fair
	Amount	Value
Florida — 20.1%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 A)
0.000%, 11/15/2025(2)(4)(6)(7)	$8,250,000	$6,620,625
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 B)
0.000%, 11/15/2025(2)(4)(6)(7)	550,000	441,375
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
0.000%, 11/15/2025(2)(4)(6)(7)	8,425,000	6,339,812
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
0.000%, 11/15/2025(2)(4)(6)(7)	485,000	364,962
Florida Development Finance Corp.
(Obligor: San Jose Schools)
7.150%, 2/15/2030	2,170,000	2,071,482
Florida Development Finance Corp.
(Obligor: San Jose Schools)
7.150%, 02/15/2030	18,305,000	17,444,848
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
1.470%, 07/01/2049(2)(6)	15,925,000	13,576,063
		46,859,167
Ohio — 2.2%(1)
Southern Ohio Port Authority
10.000%, 12/01/2025(2)	5,025,000	5,061,683
Texas — 1.7%(1)
New Hope Cultural Education Facilities Finance Corp
(Obligor: Bridgemoor)
10.000%, 12/01/2053(2)(4)(5)	5,000,000	4,012,500
Virginia — 0.1%(1)
Fairfax County Industrial Development Authority
(Obligor: Inova Health System Obligated Group)
4.000%, 05/15/2022	280,000	291,379
Wisconsin — 27.3%(1)
Public Finance Authority
(Obligor: Fort Collins Montessori)
7.250%, 12/01/2029	6,155,000	6,226,829
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
0.000%, 01/01/2029(2)(4)(5)(7)	1,610,000	1,243,725
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
0.000%, 01/01/2029(2)(4)(5)(7)	29,000	22,403
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,630,000	1,014,675
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
0.000%, 01/01/2024(4)(5)(7)	70,000	43,575
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,065,000	599,063
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	45,000
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	2,030,000	915,530
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	65,000	29,315
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,185,000	1,010,213
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	44,963
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,055,000	738,500
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
0.000%, 01/01/2024(4)(5)(7)	80,000	56,000
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,255,000	752,373
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	63,937

See accompanying Notes to Financial Statements.

8	Ecofin

2021 Semi-Annual Report | March 31, 2021

Schedule of Investments (unaudited) (continued)
March 31, 2021

	Principal	Fair
	Amount	Value
Wisconsin (continued)
Public Finance Authority
(Obligor: Landings of Gainesville — Series C)
0.000%, 01/01/2024(4)(5)(7)	$1,020,000	$410,550
Public Finance Authority
(Obligor: Landings of Gainesville — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	32,200
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,955,000	1,510,238
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
0.000%, 01/01/2029(2)(4)(5)(7)	65,000	50,212
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 2/01/2024	5,520,000	5,319,403
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 2/01/2024	10,980,000	10,580,987
Public Finance Authority
(Obligor: Montage Living Obligation Group)
8.000%, 2/01/2024	5,060,000	5,064,352
Public Finance Authority
(Obligor: New Summit Academy)
7.500%, 8/01/2029(2)	9,420,000	9,447,238
Public Finance Authority
(Obligor: Senters Memory Care — Series A)
0.000%, 01/01/2029(2)(4)(5)(7)	4,040,000	3,161,300
Public Finance Authority
(Obligor: Senters Memory Care — Series B)
0.000%, 01/01/2029(2)(4)(5)(7)	105,000	82,162
Public Finance Authority
(Obligor: St. James Christian Academy)
8.750%, 10/01/2029(2)	4,560,000	4,468,982
Public Finance Authority
(Obligor: St. James Christian Academy)
12.000%, 10/01/2029(2)	400,000	399,436
Public Finance Authority
(Obligor: Vonore Fiber Products LLC)
9.000%, 6/01/2029(2)	10,520,000	10,142,227
		63,475,388
Total Municipal Bonds
(Cost $186,222,608)		173,020,451

Short Term Investments — 9.0%(1)
Illinois — 0.0%(1)
University of Illinois
Weekly VRDN and Put,
0.050%, 10/01/2026(3)	100,000	100,000
Maryland — 1.1%(1)
Maryland State Health & Higher Educational Variable Revenue Bonds
(Obligor: University of Maryland Medical System Obligated Group)
Weekly VRDN and Put,
0.040%, 07/01/2034(3)	2,645,000	2,645,000
Minnesota — 1.1%(1)
City of Minneapolis
(Obligor: Fairview Health Services Obligated Group)
Weekly VRDN and Put,
0.090%, 11/15/2048(3)	1,300,000	1,300,000
City of Rochester Minnesota
(Obligor: Mayo Clinic)
Weekly VRDN and Put,
0.050%, 11/15/2047(3)	1,250,000	1,250,000
		2,550,000
New York — 0.1%(1)
New York City Housing Development Corp
Weekly VRDN and Put,
0.040%, 04/15/2035(3)	200,000	200,000
North Carolina — 0.1%(1)
University of North Carolina at Chapel Hill
(Obligor: University of North Carolina at Chapel Hill)
Weekly VRDN and Put,
0.050%, 02/01/2029(3)	200,000	200,000
Texas — 1.6%(1)
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
0.070%, 07/01/2047(3)	1,220,000	1,220,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
0.060%, 11/15/2047(3)	1,655,000	1,655,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
0.050%, 11/15/2051(3)	200,000	200,000
The University of Texas System
Weekly VRDN and Put,
0.040%, 08/01/2033(3)	600,000	600,000
		3,675,000

See accompanying Notes to Financial Statements.

Ecofin	9

Schedule of Investments (unaudited) (continued)
March 31, 2021

	Principal	Fair
	Amount	Value
Utah — 1.3%(1)
Murray City Utah Hospital Revenue
(Obligor: IHC Health Services Inc Obligated Group)
Weekly VRDN and Put,
0.040%, 05/15/2036(3)	$3,000,000	$3,000,000
Virginia — 0.1%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
0.040%, 02/15/2038(3)	150,000	150,000
Washington — 0.1%(1)
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
0.050%, 10/01/2042(3)	100,000	100,000
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
0.050%, 10/01/2042(3)	200,000	200,000
		300,000
Money Market Funds — 3.5%(1)
First American Government Obligations Fund Class X
0.036%, 12/01/2031(9)	8,189,579	8,189,579
Total Short Term Investments
(Cost $21,009,579)		21,009,579

Total Investments — 106.5% (1)
(Cost $261,213,337)		247,939,385
Reverse Repurchase Agreements (6.9)%(1)		(16,096,000)
Assets in Excess of Other Liabilities, Net — 0.4%(1)		983,598
Total Net Assets — 100.0%(1)		$232,826,983

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of March 31, 2021, the value of these investments were $150,003,183 or 64.4% of total net assets.
(3)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of March 31, 2021.
(4)	Non-income producing security.
(5)	Security in default at March 31, 2021, the value of these investments were $11,825,934 or 5.1% of total net assets.
(6)	Security in forbearance at March 31, 2021.
(7)	Value determined using significant unobservable inputs. See Note 2 to the financial statements for further disclosure.
(8)	Collateral for reverse repurchase agreements.
(9)	Seven-day yield as of March 31, 2021.

See accompanying Notes to Financial Statements.

10	Ecofin

2021 Semi-Annual Report | March 31, 2021

Statement of Assets & Liabilities (unaudited)
March 31, 2021

Assets:
Investments, at fair value (cost $261,213,337)	$247,939,385
Interest receivable	3,191,133
Receivable for investment securities sold	392,720
Receivable for Adviser expense reimbursement	31,826
Prepaid expenses and other assets	47,224
Total assets	251,602,288
Liabilities:
Reverse repurchase agreements	16,096,000
Payable for investment securities purchased	850,247
Payable to Adviser	744,490
Payable for fund administration & accounting fees	34,804
Payable for transfer agent fees & expenses	67,503
Payable for professional fees	204,586
Payable for printing and mailing fees	107,208
Payable to directors	23,279
Distributions payable	635,189
Accrued expenses	3,536
Interest payable	8,463
Total liabilities	18,775,305
Commitments and contingent liabilities
Net Assets	$232,826,983

Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 24,733,821 shares issued and outstanding (1,000,000,000 shares authorized)	$24,734
Additional paid-in capital	242,581,997
Total accumulated loss	(9,779,748)
Net Assets applicable to common stockholders	$232,826,983

Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.41

See accompanying Notes to Financial Statements.

Ecofin	11

Statement of Operations (unaudited)
Period from October 1, 2020 to March 31, 2021

Investment Income:
Interest income	$5,150,106
Expenses:
Advisory fees (See Note 4)	1,501,933
Legal fees	104,847
Shareholder communication fees	52,674
Fund administration and accounting fees (See Note 4)	47,362
Director fees	45,790
Transfer agent fees and expenses (See Note 4)	41,885
Audit and tax fees	36,461
Registration fees	27,732
Interest expenses	15,876
Other	6,553
Custody fees (See Note 4)	2,743
Total expenses before reimbursement	1,883,856
Less: expense reimbursement by Adviser (See Note 4)	(65,660)
Net expenses	1,818,196
Net Investment Income	3,331,910
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	257,994
Net change in unrealized depreciation of investments	(4,637,581)
Net Realized and Unrealized Loss on Investments	(4,379,587)
Net Decrease in Net Assets Resulting from Operations	$(1,047,677)

See accompanying Notes to Financial Statements.

12	Ecofin

2021 Semi-Annual Report | March 31, 2021

Statement of Changes in Net Assets

	Period from	Year Ended
	October 1, 2020	September 30,
	to March 31, 2021	2020
	(unaudited)
Operations
Net investment income	$3,331,910	$12,099,533
Net realized gain on investments	257,994	126,552
Net change in unrealized depreciation of investments	(4,637,581)	(9,048,612)
Net increase (decrease) in net assets resulting from operations	(1,047,677)	3,177,473
Capital Share Transactions
Proceeds from shares sold	16,699,073	63,064,904
Proceeds from reinvestment of distributions	1,694,334	5,438,683
Payments for shares redeemed	(24,566,957)	(40,366,134)
Decrease in net assets resulting from capital share transactions	(6,173,550)	28,137,453
Distributions to Shareholders
From distributable earnings	(3,464,932)	(12,142,729)
From return of capital	(1,406,771)	—
Total distributions to shareholders	(4,871,703)	(12,142,729)
Total Decrease in Net Assets	(12,092,930)	19,172,197
Net Assets
Beginning of period	244,919,913	225,747,716
End of period	$232,826,983	$244,919,913
Transactions in Shares:
Shares sold	1,754,661	6,430,406
Shares issued to holders in reinvestment of dividends	179,118	563,430
Shares redeemed	(2,588,720)	(4,197,404)
Decrease in Institutional Class shares outstanding	(654,941)	2,796,432

See accompanying Notes to Financial Statements.

Ecofin	13

Statement of Cash Flows (unaudited)
Period from October 1, 2020 to March 31, 2021

Cash Flows From Operating Activities
Interest received from investments	$6,671,378
Purchases of long-term investments	(38,071,792)
Proceeds from sales of long-term investments	30,821,195
Purchases of short-term investments, net	(2,956,276)
Operating expenses paid	(1,656,236)
Net cash used in operating activities	(5,191,731)
Cash Flows From Financing Activities
Issuance of common stock	17,670,067
Redemption of common stock	(24,566,957)
Proceeds from repurchase agreements, net	16,096,000
Distributions paid to common stockholders	(4,007,379)
Net cash provided by financing activities	5,191,731
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities
Net decrease in net assets resulting from operations	$(1,047,677)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(33,887,262)
Proceeds from sales of long-term investments	31,213,916
Purchases of short-term investments, net	(2,956,276)
Proceeds from repurchase agreements, net	16,096,000
Net unrealized depreciation	4,637,581
Accretion of market discount, net	(418,518)
Net realized gain	(252,979)
Changes in operating assets and liabilities:
Decrease in interest receivable from investments	1,939,790
Increase in receivable for investments sold	(392,720)
Increase in prepaid expenses and other assets	(31,062)
Decrease in payable for investments purchased	(4,184,524)
Decrease in payable to Adviser, net of fees waived	(26,750)
Increase in accrued expenses and other liabilities	214,699
Total adjustments	11,951,895
Net cash provided by operating activities	$10,904,218
Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$1,694,334
Supplemental Disclosure of Cash Flow Information
Cash paid during period for interest	$7,305

See accompanying Notes to Financial Statements.

14	Ecofin

2021 Semi-Annual Report | March 31, 2021

Financial Highlights

				Period from
		Year Ended	Year Ended	March 26, 2018(1)
	Period Ended	September 30,	September 30,	to September 30,
	March 31, 2021	2020	2019	2018
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$9.65	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.21	0.47	0.46	0.16
Net realized and unrealized gain (loss) on investments	(0.36)	(0.33)	0.01	(0.09)
Total from investment operations	(0.15)	0.14	0.47	0.07
Less distributions from:
Net investment income	(0.06)	(0.48)	(0.46)	(0.09)
Return of capital	(0.03)	—	—	—
Total	(0.09)	(0.48)	(0.46)	(0.09)
Net asset value, end of period	$9.41	$9.65	$9.99	$9.98
Total Return(2)	(0.47)%	1.55%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$232,827	$244,920	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	1.57%	1.55%	1.95%	5.93%
After expense waiver/reimbursement(3)	1.51%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver/reimbursement(3)	2.72%	4.84%	3.97%	(1.35)%
After expense waiver/reimbursement(3)	2.77%	4.99%	4.42%	3.07%
Portfolio turnover rate(2)	14%	50%	25%	160%

(1)	Commencement of operations.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

Ecofin	15

Notes to Financial Statements (unaudited)
March 31, 2021

1. Organization

Ecofin Tax-Advantaged Social Impact Fund, Inc., formerly known as Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Fund”) was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended March 31, 2021, the Fund engaged in the following repurchase offers:

	Repurchase Offer Amount
Repurchase	(as a percentage of	Number of Shares	Percentage of Outstanding
Request Deadline	outstanding shares)	Repurchased	Shares Tendered
November 6, 2020	5.0%	1,306,997	5.0%
February 5, 2021	5.0%	1,281,724	5.0%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Prices of fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service (“pricing service”) which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, evaluations of anticipated cash flows or collateral, general market conditions and fundamental data relating to the issuer. These securities are generally categorized as Level 2 of the fair value hierarchy. In pricing certain securities, particularly less liquid or lower quality securities, including securities in default, the pricing service may consider additional information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Appraisals were utilized by the pricing service as a significant unobservable input for certain of the Fund’s investments. Appraised values are allocated on a pro-rata approach based on percentage of total debt outstanding. An increase in the value of the input would result in an increase to the valuation of the investment. These securities are categorized as Level 3 in the fair value hierarchy.

16	Ecofin

2021 Semi-Annual Report | March 31, 2021

Notes to Financial Statements (unaudited) (continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$—	$49,409,355	$—	$49,409,355
Corporate Note	—	4,500,000	—	4,500,000
Municipal Bonds	—	147,427,743	25,592,708	173,020,451
Short Term Investments	8,189,579	12,820,000	—	21,009,579
Total Investments	$8,189,579	$214,157,098	$25,592,708	$247,939,385

The following tables present assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended March 31, 2021:

Net change
in unrealized
				Change in		depreciation from
	Balance –	Transfers	Accretion/	unrealized	Balance –	investments still held
	beginning of year	into Level 3	(Amortization)	depreciation	end of year	as of 03/31/2021
Municipal Bonds	$26,838,608	$ —	$25,617	$(1,271,517)	$25,592,708	$(1,271,517)

	Assets at	Valuation	Unobservable		Impact to valuation
	Fair Value	Technique	Input	Range	from increase to input
	Municipal	Asset	Discount
	Bonds	Approach	Rate	10-12%	Decrease

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2021, the Fund recognized no transfers between levels.

The Fund did not invest in any Level 3 investments during the period.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date. The Fund will stop accruing interest on an investment in default for which payment of interest is not expected.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation – The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Ecofin	17

Notes to Financial Statements (unaudited) (continued)

G. Recent Accounting and Regulatory Update — In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU is effective.

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

Certain of the Fund’s investments are in default as of March 31, 2021 as noted on the Schedule of Investments. At September 30, 2020, interest due to the Fund from investments in default was $2,870,832. A loss contingency is recorded if the contingency is considered probable and reasonably estimable as of the date of the financial statements. During the period ending March 31, 2021, management determined the interest related from these investments had a remote possibility of being collected and was written off in its entirety.

The outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our portfolio and financial results.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). On February 12, 2021, the Adviser agreed to waive 0.50% of its 1.25% Management Fee thereby reducing the Management Fee to an annualized rate of 0.75% of the Fund’s Managed Assets effective from April 1, 2021 through June 30, 2021. The Adviser may, in its sole discretion and at any time (including prior to June 30, 2021), elect to extend, terminate or modify its temporary waiver upon written notice to the Fund. If the Agreement is terminated before the end of any month, the Management Fee waiver for the part of the month before such termination shall be prorated.

Effective September 4, 2020, the Adviser appointed Ecofin Advisors, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of certain allocated assets within the Fund. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2021, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and

18	Ecofin

2021 Semi-Annual Report | March 31, 2021

Notes to Financial Statements (unaudited) (continued)

certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2021	$798,184
September 30, 2022	$663,232
September 30, 2023	$119,919
September 30, 2024	$65,660

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2021 are disclosed in the Statement of Operations.

During February 2021, the Fund entered into an amended and restated agreement which increased the line of credit (“LOC”) amount from the previously $7,000,000 to $12,000,000. Borrowings under the LOC were charged an interest rate equal to prime through February 28, 2021. Effective March 1, 2021, borrowings under the LOC were charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended March 31, 2021, the Fund had average borrowings of $1,201,000 at a weighted-average interest rate of 3.25%. As of March 31, 2021 the Fund has no amount outstanding on the LOC.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2021, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$22,972,952	$$26,927,939
Corporate Note	4,000,000	—
Municipal Bonds	6,914,310	4,285,977

6. Federal Tax Information

For the year ended September 30, 2020, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$254,912,218
Gross unrealized appreciation	2,826,250
Gross unrealized depreciation	(11,462,620)
Net unrealized appreciation/(depreciation)	(8,636,370)
Undistributed ordinary income(1)	675,218
Undistributed long-term capital gain	126,553
Total distributable earnings	801,771
Other temporary differences	(897,472)
Other accumulated losses	—
Total accumulated gains/(losses)	$(8,732,071)

(1)	Undistributed short-term capital gain included in ordinary income.

During the period ended March 31, 2021, the Fund paid $4,871,703 in distributions to shareholders.

Ecofin	19

Notes to Financial Statements (unaudited) (continued)

For the year ended September 30, 2020, and September 30, 2019, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
Ordinary Income(2)	$1,875,164	$651,161
Tax-Exempt Income(3)	$10,172,233	$5,658,517

(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. There were no such reclassifications made for the year ended September 30, 2020.

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

As of March 31, 2021, the Fund had the following reverse repurchase agreements outstanding, which were equal to 6.91% of the Fund’s net assets:

Counterparty	Amount Borrowed	Borrowing Rate	Borrowing Date	Maturity Date	Maturity Amount
JP Morgan	$2,026,000	LIBOR + 65 BPs	3/11/2021	6/8/2021	$2,030,143.47
JP Morgan	853,000	LIBOR + 70 BPs	3/11/2021	6/8/2021	854,849.95
JP Morgan	1,700,000	LIBOR + 85 BPs	3/11/2021	6/8/2021	1,704,317.30
JP Morgan	1,703,000	LIBOR + 85 BPs	3/11/2021	6/8/2021	1,707,276.33
JP Morgan	812,000	LIBOR + 50 BPs	3/11/2021	6/8/2021	813,359.54
JP Morgan	1,069,000	LIBOR + 80 BPs	3/11/2021	6/8/2021	1,071,582.68
JP Morgan	3,431,000	LIBOR + 80 BPs	3/11/2021	6/8/2021	3,439,289.22
JP Morgan	2,251,000	LIBOR + 65 BPs	3/11/2021	6/8/2021	2,255,603.62
JP Morgan	2,251,000	LIBOR + 65 BPs	3/11/2021	6/8/2021	2,255,603.62
Totals	$16,096,000				$16,132,025.73

20	Ecofin

2021 Semi-Annual Report | March 31, 2021

Notes to Financial Statements (unaudited) (continued)

As of March 31, 2021, the fair value of securities held as collateral for reverse repurchase agreements was $16,164,866, as noted on the Schedule of Investments. As of March 31, 2021, the balance and average interest rate for reverse repurchase agreements were $16,096,000 and 0.91%, respectively.

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
Collateral Loan Obligation	—	—	$16,096,000	—	$16,096,000

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

Gross Amounts of Collateral Not Offset
on the Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the	Non-Cash
	of Recognized	Statement of	Statement of	Collateral	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	(Pledged)/Received	(Pledged)/Received	Net Amount
Reverse Repurchase Agreements	$ 16,096,000	$ —	$ 16,096,000	$ (16,096,000)	$ —	$ —

(1)	Refer to the Schedule of Investments for the Securities pledged as collateral. The value of these securities is $16,132,026.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

8. Subsequent Events

On April 1, 2021, the Fund issued a repurchase offer with a repurchase request deadline of May 7, 2021. On May 7, 2021, 2,515,733 shares were repurchased at the net asset value per share of $9.44.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

Ecofin	21

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2020 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

22	Ecofin

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, LLC
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave. Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

5100 W. 115th Place
Leawood, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of the Private Sustainable Infrastructure Investment Committee (“PSIIC”) formerly the Social Impact Investment Committee, consisting of David Sifford, Gary P. Henson, P. Bradley Adams, Brent Newcomb and Jerry Polacek. The committee oversees the construction and investment of the portfolio as well as evaluates the social impact market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. Effective April 2, 2021, Jeremy Goff is no longer a member of the PSIIC. Biographical and other information about Jerry Polacek who joined the PSIIC since the most recent annual report on Form N-CSR is set forth below. Unless otherwise indicated, information is presented as of April 30, 2021. “TortoiseEcofin” refers to the family of companies under TortoiseEcofin Investments, LLC, including the Adviser and Ecofin Advisors, LLC (“Ecofin” or the “Sub-Adviser”), among others.

Position(s) Held with
Company and
Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
Jerry Polacek (Born 1972)	N/A	Managing Director and Group Lead – Private Clean Energy and Infrastructure since September 2016; Previously co-founder of Energy & Infrastructure Capital LLC (EIC) in 2014 where he served as chief executive officer and chief investment officer until August 2016. CFA designation since 2001.

* Mr. Polacek’s address is 5100 W. 115th Place, Leawood, Kansas 66211.

The following table provides information about the other accounts managed on a day-to-day basis by Mr. Polacek as of April 30, 2021:

				Total Assets of
			Number of	Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance Fee	Fee
Jerry Polacek
Registered
Investment
Companies	1	$52,832,511	0	$0
Other Pooled
Investment
Vehicles	1	$122,863,623	0	$0
Other Accounts	1	$5,470,913	1	$5,470,913

Material Conflicts of Interest

There will be occasions when the Adviser or the Sub-Adviser may encounter potential conflicts of interest in connection with the Registrant. If any matter arises that the Adviser or the Sub-Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser or the Sub-Adviser may take such actions as it determines may be necessary or appropriate, within the context of the advisory agreement between the Adviser and the Registrant, or the sub-advisory agreement between the Adviser and the Sub-Adviser relating to the Registrant, to ameliorate the conflict. There can be no assurance that the Adviser or the Sub-Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Registrant. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Registrant.

Other Fees. The Adviser and its affiliates, including the Sub-Adviser, may be entitled to receive cash and non-cash commitment, break-up, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Registrant. The Registrant’s common shareholders (“Common Shareholders”) will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates, including the Sub-Adviser, from an issuer in which the Registrant or another TortoiseEcofin investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other TortoiseEcofin investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, TortoiseEcofin and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Registrant which will also not be subject to any offset against the management fee or otherwise shared with the Registrant, its Common Shareholders and/or the issuers.

Other Activities of Management. TortoiseEcofin personnel (including investment team members of the Adviser, the Sub-Adviser and members of the PSIIC) will devote such time as shall be reasonably necessary to conduct the business affairs of the Registrant in an appropriate manner. TortoiseEcofin personnel will work on the business and operation of TortoiseEcofin and other projects, including TortoiseEcofin’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to TortoiseEcofin’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Registrant will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Registrant. In this regard, for example, portfolio managers and members of the SIIC devote a substantial amount of their business time to the affairs of TortoiseEcofin’s other funds and operations.

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by the Adviser or the Sub-Adviser will be made available to the Registrant. Each of the Adviser and the Sub-Adviser is able to make certain private investments outside the Registrant. Consistent with the foregoing, each of the Adviser and Sub-Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Registrant and other TortoiseEcofin-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Registrant and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other TortoiseEcofin Accounts”), and in such circumstances, the Adviser and/or the Sub-Adviser will allocate such opportunities (including any related co-investment opportunities) to the Registrant and Other TortoiseEcofin Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other TortoiseEcofin Accounts) on a basis that the Adviser and/or the Sub-Advisor determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s or Sub-Advisor’s allocation policy and procedures. In this regard, each of the Adviser and the Sub-Adviser currently serves as investment adviser for Other TortoiseEcofin Accounts with investment objectives that overlap with the Registrant’s investment objective, and the Sub-Adviser may establish additional Other TortoiseEcofin Accounts with investment objectives, mandates and policies that are substantially similar to those of the Registrant. The Adviser and/or the Sub-Adviser may allocate investment opportunities to such Other TortoiseEcofin Accounts, and such Other TortoiseEcofinAccounts may compete with the Registrant for specific transactions.

The Adviser or the Sub-Adviser may give advice and recommend securities to, or buy or sell securities for, the Registrant, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other TortoiseEcofin Accounts, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. The management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Each of the Adviser and the Sub-Adviser has adopted various policies to mitigate these conflicts, including policies that require them to avoid favoring any account. The Adviser’s and Sub-Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Registrant is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Registrant’s ability to make investments or enter into other transactions alongside the Other TortoiseEcofin Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Registrant’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Registrant may co-invest with Other TortoiseEcofin Accounts (including co-investment or other vehicles in which the Adviser, the Sub-Adviser or their personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Registrant and one or more of such Other TortoiseEcofin Accounts. Even if the Registrant and any such Other TortoiseEcofin Accounts and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser has obtained an exemptive order from the SEC that permits the Registrant to co-invest with Other TortoiseEcofin Accounts subject to complying with the conditions of such exemptive order.

Investments in Which Another TortoiseEcofin Fund Has a Different Principal Investment. Subject to the limitation of the 1940 Act, the Registrant may make investments in issuers in which TortoiseEcofin-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Registrant’s investment, and investment funds that have been or may be formed by TortoiseEcofin may invest in issuers in which the Registrant has made an investment. In such situations, the Registrant and such other TortoiseEcofin-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Registrant holds a debt investment and in which a TortoiseEcofin affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Registrant will be limited in what actions it can take. In that regard, actions may be taken for the other TortoiseEcofin entities that are adverse to the Registrant. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Registrant’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Registrant’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of TortoiseEcofin relating to its investment.

Personnel. The Adviser and its affiliates, including the Sub-Adviser, from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser or the Sub-Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

TortoiseEcofin Policies and Procedures. Policies and procedures implemented by TortoiseEcofin from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across TortoiseEcofin’s areas of operation or expertise that the Registrant expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Registrant, might become restricted to certain businesses units within TortoiseEcofin and otherwise be unavailable to the Registrant. TortoiseEcofin may implement certain policies and procedures that may reduce the positive synergies that TortoiseEcofin seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which TortoiseEcofin has made or has considered making an investment or which is otherwise an advisory client of TortoiseEcofin may restrict or otherwise limit the ability of the Registrant and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such issuers. TortoiseEcofin may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Registrant, may require the Registrant to share such opportunities or otherwise limit the amount of an opportunity the Registrant can otherwise take.

Valuation Matters. The fair value of all investments, of property received in exchange for any Investments, assets and liabilities will be determined by the Adviser or the Sub-Adviser in accordance with the Registrant’s Fair Valuation Policy and Procedures. Accordingly, the carrying value of an investment may not reflect the price at which such investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. Valuations are subject to determinations, judgments and opinions and other third parties or common shareholders may disagree with such valuations. The valuation of investments will affect the amount of management fees payable to the Adviser.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Adviser and the Sub-Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by TortoiseEcofin. For the avoidance of doubt, the Registrant may sell investments to any third party, including Common Shareholders in the Registrant and other Common Shareholders in investment vehicles managed or sponsored by TortoiseEcofin.

Service Providers. Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Registrant, TortoiseEcofin or their issuers provide goods or services to or have business, personal, political, financial or other relationships with TortoiseEcofin. Such service providers may be common shareholders in the Registrant, affiliates of the Adviser or the Sub-Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser or the Sub-Adviser in deciding whether to select or recommend such a service provider to perform services for the Registrant or an issuer (the cost of which will generally be borne directly or indirectly by the Registrant or such issuer, as applicable).

Notwithstanding the foregoing, investment transactions for the Registrant that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s or the Sub-Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser or Sub-Adviser believes to be of benefit to the Registrant. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to TortoiseEcofin, the Adviser, the Sub-Adviser or their affiliates as compared to services provided to the Registrant and its issuers, which may result in more favorable rates or arrangements than those payable by the Registrant or such issuers.

Compensation

Mr. Polacek does not receive any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Mr. Polacek receives base compensation for the services he provides and is also eligible for a discretionary annual cash bonus. The annual staff bonus pool is based on the financial performance of the firm for the year. It is discretionarily awarded to associates based on firm profits, team performance and individual performance. Additional benefits received by Mr. Polacek are normal and customary employee benefits generally available to all full-time employees. Mr. Polacek owns an equity interest in TortoiseEcofin Investments, LLC which indirectly wholly owns the Adviser and the Sub-Adviser, and thus benefits from increases in the net income of the Adviser and the Sub-Adviser.

Securities Owned in the Registrant by Portfolio Managers

As of May 31, 2021, Mr. Polacek held no equity securities of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
10/1/20-10/31/20
Month #2	0	0	0	0
11/1/20-11/30/20
Month #3	0	0	0	0
12/1/20-12/31/20
Month #4	0	0	0	0
1/1/21-1/31/21
Month #5	0	0	0	0
2/1/21-2/28/21
Month #6	0	0	0	0
3/1/21-3/31/21
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Advantaged Social Impact Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date	June 4, 2021

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date	June 4, 2021